IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

JOEL ZALVIN, derivatively on behalf of DOMO, INC.,

Plaintiff,

v.

JOSHUA G. JAMES, CARINE S. CLARK, DANIEL DANIEL, JOY DRISCOLL DURLING, DANA EVAN, MARK GORENBERG, JEFF KEARL and FRASER BULLOCK,

Defendants,

and

DOMO, INC., a Delaware Corporation,
Nominal Defendant.
C.A. No. 2021-0672-KSJM

NOTICE OF PENDENCY OF SETTLEMENT OF ACTION
TO: ALL CURRENT STOCKHOLDERS OF DOMO, INC.
(TRADING SYMBOL: DOMO)
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS DEFINED HEREIN.

IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

I.    WHY ARE YOU RECEIVING THIS NOTICE?

The purpose of this Notice is to inform you of (i) a derivative lawsuit (the “Action”) in the Court of Chancery of the State of Delaware (the “Court”) brought on behalf of Domo, Inc. (“Domo” or the “Company”); (ii) a proposal to settle the Action as provided in an Amended Stipulation of Compromise and Settlement which sets forth the terms and conditions of the proposed settlement of this Action (the “Stipulation”); and (iii) your right, among other things, to attend and participate in a hearing to be held on September 19, 2022 at 1:30 p.m., in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Settlement Hearing”). This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the parties will ask the Court to approve an Order and Final Judgment (the “Judgment”) that would end the Action.

II.    BACKGROUND TO THE ACTION AND SETTLEMENT

THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

Plaintiff Joel Zalvin (“Plaintiff”) is a current stockholder of Domo. Nominal Defendant Domo is a Delaware Corporation with its headquarters in American Fork, Utah, that offers a cloud-based, data-driven software platform that collects, stores, and analyzes business intelligence data while providing companies instant access to the same data. Joshua G. James, Carine S. Clark, Daniel Daniel, Joy Driscoll Durling, Dana Evan, Mark Gorenberg, Jeff Kearl and Fraser Bullock (collectively, the “Individual Defendants” and together with Domo, “Defendants”) are all current or former members of Domo’s Board of Directors (the “Board”) and/or officers of Domo.

On August 2, 2021, Plaintiff commenced the Action in the Court by filing a Verified Stockholder Derivative Complaint (the “Complaint”) asserting claims against the Individual Defendants in connection with certain compensation granted to Domo’s then Chief Executive Officer, defendant Joshua G. James (“Mr. James”). Specifically, the Complaint challenges the fairness of and the process by which Mr. James was given cash and equity compensation in 2020 and 2021. The Complaint contends that the Individual Defendants breached their fiduciary duties by awarding the allegedly excessive compensation during those years. The Individual Defendants deny all of the wrongdoing alleged in the Complaint, including that the challenged compensation was excessive.

In March 2022, the parties engaged in arm’s-length negotiations concerning a possible settlement of the Action. On March 21, 2022, the parties reached an agreement to settle all of the claims in the Action upon the terms and subject to the conditions set forth in the Stipulation (the “Settlement”).

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF’S CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY THE INDIVIDUAL DEFENDANTS OR THAT RECOVERY COULD BE HAD IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

III. WHAT ARE THE TERMS OF THE SETTLEMENT?

To settle the Action, Domo has agreed to implement and maintain the following Corporate Governance Reforms:

·The Charter of the Compensation Committee of the Board shall be amended to include, in substantially the following form, the following provisions:

o“The Committee shall make a reasonable effort, considering the particular circumstances, to ensure that all Committee members are provided with Committee meeting materials, including but not limited to proposed recommendations and resolutions, compensation consultant reports, and proposed compensation schedules, reasonably in advance of each Committee meeting so that Committee members have adequate time to review the materials before the meeting.”

o“The Committee shall make a reasonable effort, considering the particular circumstances, to ensure that the Committee’s final compensation determinations and/or recommendations pertaining to executive officers are made during Committee meetings or by written consent.”

o“The Committee shall adopt procedures to ensure that any proposed resolutions, exhibits or other materials attached to Committee meeting minutes or written consents are the same proposed resolutions, exhibits or other materials discussed and approved by the Committee in the meeting or written consent. The Committee also shall adopt procedures to ensure that any recommendations, proposed resolutions, exhibits or other materials provided by the Committee to the Board accurately reflect the recommendations, proposed resolutions, exhibits or other materials approved by the Committee.”

o“The Committee shall evaluate CEO compensation on an annual basis and make a recommendation to the Board, even if (a) the CEO is not requesting a compensation adjustment, modification, update or new award that year and/or (b) the Committee determines that it will not adjust, modify, or update the CEO’s compensation or make a new award that year.”

o“In connection with carrying out its responsibilities with respect to the Committee’s annual determinations of CEO and executive officer compensation, the Committee shall retain a compensation consultant. The Committee’s compensation consultant shall provide the Committee with a written report of its analysis.”

·The Charter of the Compensation Committee shall be amended to require that the committee consist of at least three Board members, rather than the two Board members currently required.

IV.    WHAT CLAIMS WILL THE SETTLEMENT RELEASE?

Upon the Effective Date of the Settlement: (1) Plaintiff, Plaintiff’s Releasees (as defined below), and each and every Domo stockholder, on behalf of themselves and any other person or entity who could assert any of the Released Plaintiff’s Claims (as defined below) on their behalf, in such capacity only, shall be deemed to have fully, finally, and forever released, settled, and discharged, and shall forever be enjoined from prosecuting, the Released Plaintiff’s Claims against the Defendants’ Releasees; and (2) Defendants and Defendants’ Releasees (as defined below), on behalf of themselves and any other person or entity who could assert any of the Released Defendants’ Claims (as defined below) on their behalf, in such capacity only, shall have fully, finally, and forever released, settled, and discharged, and shall forever be enjoined from prosecuting, the Released Defendants’ Claims against the Plaintiff’s Releasees, provided, however, that such release shall not affect any claims or impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

“Released Defendants’ Claims” means and includes any and all claims for relief or causes of action, debts, demands, rights, liabilities, losses, and claims whatsoever, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that have been or could have been asserted by Defendants in the Action or in any other forum against Plaintiff’s Releasees which, now or hereafter, are based upon, arise out of, or relate to the institution, prosecution, settlement or resolution of the Action; provided, however, that it is understood that “Released Defendants’ Claims” and any release provided by this Settlement shall not include: (a) any claims to enforce the Settlement, and (b) any claims by Defendants or any other insured to enforce their rights under any contract or policy of insurance.

“Released Plaintiff’s Claims” means and includes any and all claims for relief or causes of action, debts, demands, rights, liabilities, losses, and claims whatsoever, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, suspected or unsuspected, apparent or unapparent, and without regard to the subsequent discovery of additional or different facts, that have been or could have been asserted by Plaintiff as a stockholder of Domo, or any other Domo stockholder, or any other Person acting or purporting to act derivatively on behalf of Domo against the Defendants’ Releasees, in the Action or in any other forum arising out of, or based upon, any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, alleged or referred to in the Complaint, including, without limitation, (i) compensation Domo paid to Mr. James in 2020 and 2021, and (ii) any decision of the Company’s officers or directors related to the foregoing; provided, however, that it is understood that “Released Plaintiff’s Claims” and any release provided by this Settlement shall not include any claims to enforce the Settlement.

“Defendants’ Releasees” means Defendants and their predecessors, successors, subsidiaries, affiliates, agents, attorneys, insurers, and each of their past or present officers, directors, and employees.

“Plaintiff’s Releasees” means Plaintiff and his predecessors, successors, subsidiaries, affiliates, agents, attorneys, insurers, and each of their past or present officers, directors, and employees.

V.WHAT ARE THE REASONS FOR SETTLING THE ACTION?

Plaintiff’s entry into the Stipulation and the Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Action. Plaintiff’s Counsel has taken into account the impact of Mr. James’ recent resignation from his employment with the Company and departure from the Board on the disputed equity awards, the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation, and Plaintiff’s Counsel is also mindful of the inherent problems of proof and possible defenses to the claims alleged in such action. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is fair, reasonable, adequate, and in the best interests of Domo and its stockholders and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

The Individual Defendants have denied, and continue to deny, any and all allegations of wrongdoing or liability asserted in the Action. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Domo and its stockholders in connection with the Company’s compensation practices. Defendants are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation.

VI.HOW WILL THE ATTORNEYS GET PAID?

After all of the substantive terms of the Settlement were agreed upon, Plaintiff’s Counsel engaged in arm’s-length negotiations with Defendants concerning an appropriate award of attorneys’ fees and litigation expenses for Plaintiff’s Counsel based upon the substantial benefits conferred by the Settlement. As a result of those negotiations, it has been agreed that Plaintiff’s Counsel will petition the Court for an all-in award of attorneys’ fees and litigation expenses, in an amount no greater than $225,000 (the “Fee and Expense Application”). In connection with the Fee and Expense Application, Plaintiff also intends to petition the Court for an incentive award of up to $1,000 to be paid solely from any attorneys’ fees and expenses awarded by the Court. Domo shall cause to be paid to Plaintiff’s Counsel any attorneys’ fees and expenses that are awarded by the Court (the “Fee and Expense Award”). The Fee and Expense Award shall be paid or caused to be paid by Domo to Plaintiff’s Counsel within five (5) business days after the entry of the Judgment, notwithstanding the existence of any timely filed objections to the Fee and Expense Award or the Settlement, or potential for appeal therefrom, or collateral attack on the Fee and Expense Award, the Settlement, or any part thereof.

VII.WHEN WILL THE SETTLEMENT HEARING TAKE PLACE?

The Court has scheduled a Settlement Hearing to be held on September 19, 2022 at 1:30 p.m., in the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether to grant the Fee and Expense Application, and whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the proposed Settlement and any Fee and Expense Award, and rule on such other matters as the Court may deem appropriate. The

Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice.

VIII.DO I HAVE A RIGHT TO APPEAR AND OBJECT?

Any record or beneficial stockholder of Domo who objects to the Stipulation, the proposed Judgment to be entered, and/or the Fee and Expense Application who wishes to be heard (“Objector”), may appear in person or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon, unless he, she, or it has, no later than ten (10) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Register in Chancery, Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, and served upon counsel listed below, the following: (i) proof of current ownership of Domo stock; (ii) a written notice of the Objector’s intention to appear that states the Objector’s name, address, and telephone number and, if represented, the Objector’s counsel; (iii) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, and (iv) all documents or writings which the Objector desires the Court to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system:

SMITH, KATZENSTEIN & JENKINS LLP David A. Jenkins 1000 West Street, Suite 1501 Wilmington, DE 19801 (302) 652-8400 Attorneys for Plaintiff	WILSON SONSINI GOODRICH & ROSATI, P.C. Brad D. Sorrels 222 Delaware Avenue, Suite 800 Wilmington, DE 19801 (302) 304-7600 Attorneys for Defendants

Any Person who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Award, and will otherwise be bound by the Judgment to be entered and the releases to be given.

IX.HOW DO I GET ADDITIONAL INFORMATION?

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the Action and the Settlement, please refer to the documents filed with the Court and the Stipulation. You may examine the Court files during regular business hours of each business day at the office of the Register in

Chancery, Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. The Clerk’s office will not mail copies of documents to you. For more information concerning the Settlement, you may also call or write to the counsel referenced in Section VIII hereto.

X.NOTICE TO PERSONS OR ENTITIES THAT HOLD OWNERSHIP ON BEHALF OF OTHERS

Brokerage firms, banks and/or other persons or entities who held shares of the common stock of Domo for the benefit of others on the date of the Stipulation, June 13, 2022, are requested to promptly send this Notice to all of their respective beneficial owners, either by physical mailing or by electronic means. Specifically, nominees must either (i) within seven (7) calendar days of receipt of this Notice, request from Kroll Settlement Administration LLC (the “Settlement Administrator”) sufficient copies of the Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of this Notice, email a list of the names and addresses, and/or email addresses of all such beneficial owners to the Settlement Administrator at domosettlement@kroll.com. If you choose the second option, the Settlement Administrator will send a copy of the Notice to the beneficial owners you have identified on your list, either by physical mailing or by electronic means. Copies of this Notice may also be obtained from the Investor Relations section of the Company’s website, www.domoinvestors.com, or by emailing the Settlement Administrator at domosettlement@kroll.com.

Regardless of whether you choose to complete the physical or electronic mailing yourself or elect to have such mailing performed for you, you may obtain reimbursement for reasonable administrative costs actually incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice up to $0.20 per record plus postage (if applicable), upon submission of appropriate documentation to the Settlement Administrator.

PLEASE DO NOT WRITE TO OR CALL THE COURT.

BY ORDER OF THE COURT

Dated: June 27, 2022                __________________________
Register in Chancery

Domo, Inc. Settlement
c/o Kroll Settlement Administration
P.O. Box 225391
New York, NY 10150-5391

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